AMSOUTH FUNDS

                        SUPPLEMENT DATED OCTOBER 1, 2003
          TO STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 1, 2002



THIS SUPPLEMENT PROVIDES THE FOLLOWING UPDATED INFORMATION:

U.S. TREASURY FUND REORGANIZATION

      On September 23, 2003, the board of trustees of AmSouth Funds approved the reorganization of the AmSouth U.S. Treasury Money Market Fund ("U.S. Treasury Fund") into the AmSouth Treasury Reserve Money Market Fund. The merger is expected to be completed on November 28, 2003. Accordingly, all references to the U.S. Treasury Fund in the Statement of Additional Information are hereby deleted.

TRANSFER OF INVESTMENT ADVISORY SERVICES

      AmSouth Bank has reorganized its investment advisory business to transfer the investment advisory services provided by AmSouth Investment Management Company, LLC ("AIMCO") to AmSouth Asset Management Inc. ("AAMI"), each a separate, wholly owned subsidiary of AmSouth Bank. As part of the reorganization, AIMCO's investment advisory agreement with AmSouth Funds ("Trust") and each related investment sub-advisory agreement will be transferred from AIMCO to AAMI. The Trustees approved the transfer of AIMCO's agreements to AAMI at a meeting held on September 23, 2003. Accordingly, on October 1, 2003, AAMI will succeed AIMCO as the investment advisor to the Funds. The management and investment personnel of AIMCO that provided investment management services to AmSouth Funds will continue to do so as the personnel of AAMI. All references to the Advisor or AIMCO in the statement of additional information now refer to AAMI.

      Prior to June 27, 2003, AAMI was named Five Points Capital Advisors, Inc. Accordingly, all references to Five Points Capital Advisors Inc. in the statement of additional information have been deleted in their entirety.



         SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT
                OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.